UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2014
Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Singletree Lane, Suite 186 Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

(612) 296-7305
Registrant’s telephone number, including area code

Technologies Scan Corp.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Certificate of Amendment to Articles of Incorporation - Name Change

Effective March 21, 2014, Board of Directors of Technologies Scan Corp., a Nevada corporation (the "Company") and the majority shareholders of the Company, approved an amendment to the articles of incorporation to change the name of the Company to "PetVivo Holdings, Inc." (the “Name Change Amendment”). The Amendment was filed with the Secretary of State of Nevada on April 1, 2014 changing the name of the Company to "PetVivo Holdings, Inc." (the "Name Change"). The Name Change was effected to better reflect the future business operations of the Company. See "Section 5. Corporate Governance and Management. Item 5.07 Submission of a Vote to Security Holders."

The Company filed appropriate documents with FINRA to effect the Name Change. FINRA has not yet declared an effective date for the Name Change. When FINRA declares an effective date, the trading symbol will change. The new cusip number for the Company is 716817 101.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

5.07 Submission of Matters to a Vote of Security Holders

Name Change Amendment

On March 21, 2014, the majority shareholders of the Company approved a change in the name of the Company from "Technologies Scan Corp." to "PetVivo Holdings, Inc." (the "Name Change"). Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Name Change. The Company’s articles of incorporation does not authorize cumulative voting. As of the record date of March 21, 2014, the Company had 3,210,205,804 voting shares of common stock issued and outstanding. The consenting stockholders of the shares of common stock are entitled to 3,210,205,804 votes, which represents approximately 85.58% of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Name Change described herein in a unanimous written consent dated March 21, 2014. An Information Statement on form 14C was filed with the Securities and Exchange Commission on March 24, 2014.

The Board of Directors considered factors regarding their approval of the Name Change based on the change in buisess operations relating to the securities exchange agreement dated March 11, 2014 (the "Securities Exchange Agreement") among the Company, PetVivo Inc., a Minnesota corporation ("PetVivo"), and the shareholders of PetVivo who held of record the total issued and outstanding shares of common stock of PetVivo (the “PetVivo Shareholders”). In accordance with the terms and provisions of the Securities Exchange Agreement, the Company acquired all of the issued and outstanding shares of stock of PetVivo from the PetVivo Shareholders, thus making PetVivo its wholly-owned subsidiary.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1.1	Certificate of Amendment to the Articles of Incorporation of Technologies Scan Corp. filed with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: April 4, 2014	By:	/s/ John Lai
	Name:	John Lai
	Title:	President/Chief Executive Officer